EXECUTION COPY


                                PLEDGE AGREEMENT


          PLEDGE AGREEMENT dated as of July 1, 2003, among KINDERCARE LEARNING CENTERS, INC., a Delaware corporation (the "Borrower"), the undersigned Subsidiaries of the Borrower listed on Annex A hereto (each a "Subsidiary Pledgor" and, collectively, the "Subsidiary Pledgors"; the Borrower and the Subsidiary Pledgors, collectively, the "Pledgors") and CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") from time to time parties to the Revolving Credit Agreement dated as of July 1, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, Citibank, N.A., as Letter of Credit Issuer, the Administrative Agent, Credit Suisse First Boston, acting through its Cayman Islands Branch, as Syndication Agent, and UBS AG, Cayman Islands Branch, as Documentation Agent.

                              W I T N E S S E T H:
                               - - - - - - - - - -

          WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower and the Letter of Credit Issuer has agreed to issue Letters of Credit for the account of the Borrower (collectively, the "Extensions of Credit") upon the terms and subject to the conditions set forth therein and (b) one or more Lenders or affiliates of Lenders may from time to time enter into Hedge Agreements with the Borrower;

          WHEREAS, (a) each Subsidiary Pledgor is a Domestic Subsidiary of the Borrower and (b) each Subsidiary Pledgor has, pursuant to the Guarantee dated as of the date hereof, unconditionally and irrevocably guaranteed, as primary obligor and not merely as surety, to the Administrative Agent, for the ratable benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations;

          WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to the Subsidiary Pledgors in connection with the operation of their respective businesses;

          WHEREAS, the Borrower and the Subsidiary Pledgors are engaged in related businesses, and each Pledgor will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement that the Borrower and the Subsidiary Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

          NOW, THEREFORE, in consideration of the premises and to induce the Agents, the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Lenders or affiliates of Lenders to enter into Hedge Agreements

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with the Borrower, the Pledgors hereby agree with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

          1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and all terms defined in the Uniform Commercial Code from time to time in effect in the State of New York (the "NY UCC") and not defined herein shall have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the NY UCC.

          (b) As used herein, the term "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person of whatever nature, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

          (c) As used herein, the term "Obligations" means the collective reference to (i) the due and punctual payment of (x) the principal of and premium, if any, and interest at the applicable rate provided in the Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (y) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements made by the Letter of Credit Issuer, interest thereon and obligations to provide cash collateral in connection therewith, and (z) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower or any other Credit Party to any of the Secured Parties under the Credit Agreement and the other Credit Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Credit Documents, (iii) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each other Credit Party under or pursuant to this Pledge Agreement or the other Credit Documents, and (iv) unless otherwise agreed in writing by the applicable Lender (or affiliate of a Lender) party thereto, the due and punctual payment and performance of all obligations of each Credit Party under each Hedge Agreement that (x) is in effect on the Closing Date with a counterparty that is a Lender or an affiliate of a Lender as of the Closing Date or (y) is entered into after the Closing Date with any counterparty that is a Lender or an affiliate of a Lender at the time such Hedge Agreement is entered into.

          (d) As used herein, the term "Material Foreign Subsidiary" shall mean any Foreign Subsidiary that is a Material Subsidiary.

          (e) As used herein, the term "Secured Parties" means (i) the Lenders,
(ii) the Letter of Credit Issuer, (iii) the Swingline Lender, (iv) the Administrative Agent, (v) the Syndication Agent, (vi) the Documentation Agent,
(vii) each counterparty to a Hedge Agreement entered into with the Borrower the obligations under which constitute Obligations, (viii) the beneficiaries of each indemnification obligation undertaken by any Credit Party under any Credit Document and (ix) any successors, indorsees, transferees and assigns of each of the foregoing.

          (e) References to "Lenders" in this Pledge Agreement shall be deemed to include affiliates of Lenders that may from time to time enter into Hedge Agreements with the Borrower.

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          (f) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section references are to Sections of this Pledge Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

          (g) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. Pledge. As collateral security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Administrative Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest in, to and under (a) the Equity Interests owned by it and listed on Schedule 1 hereto and any other Equity Interests obtained in the future by such Pledgor and the certificates representing all such Equity Interests, including for the avoidance of doubt, any certificates obtained by each Pledgor representing Equity Interests in Minority Investments (the "Pledged Stock"), provided that the Pledged Stock shall not include (i) any Equity Interests in a Foreign Subsidiary (x) that is not held directly by the Borrower and (y) that does not constitute a Material Foreign Subsidiary, (ii) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, (iii) any Equity Interests in a Minority Investment with an aggregate fair market value of less than or equal to $10,000,000 (determined at the time of the initial acquisition of such Equity Interests and at the time of any acquisition of additional Equity Interests in such Minority Investment) or
(iv) any Equity Interests not required to be pledged hereunder in accordance with Sections 10.1(j) or 10.1(k) of the Credit Agreement, (b)(i) any debt securities in the future issued to such Pledgor evidencing Indebtedness in excess of $5,000,000 received by such Pledgor in connection with any disposition of assets pursuant to Section 10.4(b) of the Credit Agreement and (ii) any promissory notes and any other instruments evidencing such debt securities (the debt securities, promissory notes and other instruments referred to in clauses
(b)(i) and (ii) are referred to hereinafter as the "Pledged Debt"), (c) subject to Section 7, all other property that may be delivered to and held by the Administrative Agent pursuant to the terms hereof, (d) subject to Section 7, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above, (e) subject to Section 7, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above, and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral").

          3. Delivery of the Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be promptly delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. It is expressly understood and agreed that the Borrower may deliver to the Administrative Agent or a representative of the Administrative Agent one share of KinderCare Learning Centres Limited after the date hereof, which the Borrower agrees to deliver promptly after the date hereof in accordance with this paragraph. The Administrative Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default and without notice to any Pledgor, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Stock. Each delivery of Collateral shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule 1 and made a part hereof, provided that the failure to attach any such

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schedule hereto shall not affect the validity of such pledge of such securities.
Each schedule so delivered shall supersede any prior schedules so delivered.

          4. Representations and Warranties. Each Pledgor represents and warrants as follows:

          (a) Schedule 1 hereto (i) correctly represents as of the date hereof the issuer, the certificate number, if any, the Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Pledged Stock and (ii) includes (including after giving effect to any supplements thereto after the date of this Pledge Agreement) all Equity Interests, debt securities and promissory notes required to be pledged hereunder.

          (b) Such Pledgor is the legal and beneficial owner of the Collateral, as indicated on Schedule 1, pledged or assigned by such Pledgor hereunder free and clear of any Lien, except for the Lien created by this Pledge Agreement or Liens permitted under Section 8.

          (c) As of the date of this Pledge Agreement, the Pledged Stock pledged by such Pledgor hereunder have been duly authorized and validly issued and are fully paid and non-assessable.

          (d) The execution and delivery by such Pledgor of this Pledge Agreement and the pledge of the Collateral pledged by such Pledgor hereunder pursuant hereto create a valid and perfected first-priority security interest in the Collateral (other than with respect to rights of Persons pursuant to Permitted Liens) securing the payment of the Obligations, in favor of the Administrative Agent for the ratable benefit of the Secured Parties.

          (e) Such Pledgor has full power, authority and legal right to pledge all the Collateral pledged by such Pledgor pursuant to this Pledge Agreement.

          5. Certification of Limited Liability Company, Limited Partnership Interests and Pledged Debt. The Equity Interests in any Domestic Subsidiary that is organized as a limited liability company or limited partnership and pledged hereunder shall be represented by a certificate or certificates and, in the organizational documents of such Domestic Subsidiary, the applicable Pledgor shall cause the issuer of such interests to elect to treat such interests as a "security" within the meaning of Article 8 of the NY UCC and, accordingly, such interests shall be governed by Article 8 of the NY UCC.

          (b) Each Pledgor will cause any Indebtedness for borrowed money owed to such Pledgor and required to be pledged hereunder to be evidenced by a duly executed promissory note that is pledged and delivered to the Administrative Agent pursuant to the terms hereof.

          (c) Each Pledgor will promptly notify the Administrative Agent after such Pledgor becomes aware (x) that any Equity Interests required to be pledged hereunder in any Minority Investment that is organized as a limited liability company or limited partnership are or are to be represented by a certificate or certificates or (y) that, in the organizational documents of such a Minority Investment, a Minority Investment has elected to treat any Equity Interest in such Minority Investment as a "security" within the meaning of Article 8 of the Uniform Commercial Code of any applicable jurisdiction. Following any such notice,

          (i) following receipt by the applicable Pledgor thereof, the applicable Pledgor shall deliver to the Administrative Agent any certificates representing any such Equity

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          Interests in any such Minority Investment that are required to be pledged to the Administrative Agent pursuant to Section 2; and

          (ii) upon the request of the Administrative Agent, the applicable Pledgor shall request that any Minority Investment so electing to treat any Equity Interest in such Minority Investment as a "security" within the meaning of Article 8 of the Uniform Commercial Code of any jurisdiction (x) cause the Equity Interests in such Minority Investment required to be pledged hereunder to be represented by a certificate or certificates or (y) otherwise agree on terms reasonably satisfactory to the Administrative Agent to comply, without further consent by such Pledgor or any other party, with any instructions originated by the Administrative Agent with respect to such Equity Interests in accordance with the terms of this Pledge Agreement.

          6. Further Assurances. Upon the request of the Administrative Agent, each Pledgor will execute, acknowledge, deliver and cause to be duly filed any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, and other documents), that may be required under any applicable law, or that the Administrative Agent or the Required Lenders may reasonably request, in order to effectuate the transactions contemplated by this Pledge Agreement and in order to grant, preserve, protect and perfect the validity and priority (other than with respect to rights of Persons pursuant to Permitted Liens) of the security interests created or intended to be created by this Pledge Agreement or to enable the Administrative Agent to exercise and enforce its rights and remedies with respect to any Collateral, all at the expense of such Pledgor.

          7. Voting Rights; Dividends and Distributions; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

     (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Pledge Agreement or the other Credit Documents.

     (ii) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

          (b) Subject to paragraph (c) below, each Pledgor shall be entitled to receive and retain and use, free and clear of the Lien of this Pledge Agreement, any and all dividends, distributions, principal and interest made or paid in respect of the Collateral to the extent permitted by the Credit Agreement; provided, however, that any and all noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Stock or received in exchange for Pledged Stock or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be, and shall be forthwith delivered to the Administrative Agent to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Pledgor and be forthwith (and, in any event, within two Business Days) delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary indorsement).

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          (c) Upon written notice to each Pledgor by the Administrative Agent following the occurrence and during the continuance of an Event of Default,

     (i) all rights of such Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuance of such Event of Default, provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Administrative Agent a certificate to that effect, each Pledgor will have the right to exercise the voting and consensual rights that such Pledgor would otherwise be entitled to exercise pursuant to the terms of
Section 7(a)(i) (and the obligations of the Administrative Agent under Section 7(a)(ii) shall be reinstated);

     (ii) all rights of such Pledgor to receive the dividends, distributions and principal and interest payments that such Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(b) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuance of such Event of Default. After all Events of Default have been cured or waived and the Borrower has delivered to the Administrative Agent a certificate to that effect, the Administrative Agent shall repay to each Pledgor (without interest) all dividends, distributions and principal and interest payments that such Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of
Section 7(b);

     (iii) all dividends, distributions and principal and interest payments that are received by such Pledgor contrary to the provisions of Section 7(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor and shall forthwith (and, in any event, within two Business Days) be delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary indorsements); and

     (iv) in order to permit the Administrative Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 7(b) above, to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 7(c)(i) above, and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 7(c)(ii) and (iii) above, such Pledgor shall, if necessary, upon written notice from the Administrative Agent, from time to time execute and deliver to the Administrative Agent appropriate proxies, dividend payment orders and other instruments as the Administrative Agent may reasonably request.

          8. Transfers and Other Liens; Additional Collateral; Etc. Each Pledgor shall:

          (a) not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral, except as permitted by the Credit Agreement or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the Lien under this Pledge Agreement and except for Permitted Liens, provided that in the event such Pledgor sells or otherwise disposes of Collateral in a manner permitted by the Credit Agreement, the Administrative Agent shall release such Collateral free and clear of the Lien under this Pledge Agreement concurrently with the consummation of such sale;

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          (b) (i) except as permitted by the Credit Agreement, cause each issuer of Pledged Stock not to issue any stock or other securities in addition to or in substitution for the Pledged Stock issued by such issuer, except to such Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each such issuer (other than those issuers organized outside of the United States (with respect to which the Pledgor shall pledge such shares (other than any shares representing in excess of 65% of the issued and outstanding voting Equity Interests of such issuer) within 60 Business Days of such acquisition)) of Pledged Stock; and

          (c) defend its and the Administrative Agent's title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than the Lien of this Pledge Agreement or Liens permitted under Section 8(a)), however arising, and any and all persons whomsoever.

          9. Administrative Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints, which appointment is irrevocable and coupled with an interest, the Administrative Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to take any action and to execute any instrument, in each case after the occurrence and during the continuance of an Event of Default, that the Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.

          10. The Administrative Agent's Duties. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession under Section 9-207 of the NY UCC or otherwise and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Stock, whether or not the Administrative Agent or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment in the same manner to that which the Administrative Agent accords its own property.

          11. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the NY UCC (whether or not the NY UCC applies to the affected Collateral) and also may without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker's board or at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or

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purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent or any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, and the Administrative Agent or such Secured Party may subject to (x) the satisfaction in full in cash of all payments due pursuant to Section 11(b)(i), and (y) the ratable satisfaction of the Obligations in accordance with Section 11(b)(ii) pay the purchase price by crediting the amount thereof against the Obligations. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Pledgor hereby waives any claim against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

          (b) Notwithstanding anything in this Section 11(a) to the contrary, to the extent that the Collateral the subject of any sale consists of the Equity Interests of any Closing Date Securitization Subsidiary, (i) each prospective bidder and purchaser of such Equity Interests shall be required to represent to the Administrative Agent and the Borrower whether or not it qualifies as a Qualified Transferee and (ii) in the event a prospective bidder or purchaser represents that it does not qualify as a Qualified Transferee, such sale shall only be consummated to the extent that the Borrower either (x) consents in writing thereto or (y) notifies the Administrative Agent in writing that the sale of such Equity Interests to such prospective bidder or purchaser would not, after giving effect to such sale, result in 50% or more of the Equity Interests of such Closing Date Securitization Subsidiary being owned by Persons not qualifying as Qualified Transferees. The Borrower shall (unless restricted from doing so by law or court order) promptly respond to any request from the Administrative Agent for any consent or notice pursuant to clause (ii) of the immediately preceding sentence. The Administrative Agent shall be entitled to rely upon, and shall incur no liability for relying upon, any notice, certificate, statement, instrument, document, other writing or other representation or determination (whether written or oral) from any prospective bidder and purchaser of the Equity Interests of any Closing Date Securitization Subsidiary and/or the Borrower with respect to (x) the status of any such prospective bidder or purchaser as a Qualified Transferee or (y) whether the sale of such Equity Interests to any such prospective bidder or purchaser would, after giving effect to such sale, result in 50% or more of the Equity Interests of such Closing Date Securitization Subsidiary being be owned by Persons not qualifying as Qualified Transferees.

          (c) The Administrative Agent shall apply the proceeds of any collection or sale of the Collateral at any time after receipt as follows:

          (i) first, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Pledge Agreement, the other Credit Documents or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Credit Document on behalf of any Pledgor and any other costs or expenses

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incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

          (ii) second, to the Secured Parties, an amount equal to all Obligations owing to them on the date of any such distribution, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof; and

          (iii) third, any surplus then remaining shall be paid to the Pledgors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

          (c) The Administrative Agent may exercise any and all rights and remedies of each Pledgor in respect of the Collateral.

          (d) All payments received by any Pledgor after the occurrence and during the continuance of an Event of Default in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith (and, in any event, within two Business Days) delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary indorsement).

          12. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Pledgor and without notice to or further assent by any Pledgor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Secured Party, (c) the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith and the Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Hedge Agreement, the Lender party thereto) may deem advisable from time to time, and
(d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Pledge Agreement or any property subject thereto. When making any demand hereunder against any Pledgor, the Administrative Agent or any Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower or any other Pledgor or pledgor, and any failure by the Administrative Agent or any Secured Party to make any such demand or to collect any payments from the Borrower or any other Pledgor or pledgor or any release of the Borrower or any other Pledgor or pledgor shall not relieve any Pledgor in respect of which a demand or collection is not made or any Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Secured Party against any Pledgor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          13. Continuing Security Interest; Assignments Under the Credit Agreement; Release. (a) This Pledge Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Secured Parties, and their respective successors, indorsees, transferees and assigns, until (x) all the Obligations shall have been satisfied by payment in full, (y) the Commitments shall be terminated and
(z) no Letters of Credit shall be outstanding, notwithstanding that from time to time during the term of the Credit Agreement and any Hedge Agreement the Credit Parties may be free from any Obligations; upon clauses (x), (y) and (z) being satisfied, the Collateral shall be released from the Liens created hereby, all rights to the Collateral shall revert to the Pledgors and this Pledge Agreement and all obligations (other than those expressly stated to survive such termination either herein or in any other Credit Document) of the Administrative Agent and each Pledgor shall terminate, all without delivery of any instrument or performance of any act by any party.

          (b) A Subsidiary Pledgor shall automatically be released from its obligations hereunder and all rights to the Collateral pledged hereunder by such Subsidiary Pledgor shall revert to such Subsidiary Pledgor upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Pledgor ceases to be a Domestic Subsidiary of the Borrower, all without delivery of any instrument or performance of any act by any party.

          (c) Upon any sale, disposition or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 13.1 of the Credit Agreement, the obligations of such Pledgor with respect to such Collateral shall be automatically released and such Collateral shall be sold free and clear of the Lien and security interest created hereby.

          (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Administrative Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 13 shall be without recourse to or warranty by the Administrative Agent.

          Subject to Section 10.2 of the Credit Agreement, it is hereby agreed and understood that, if the ownership of the Closing Date Securitization Subsidiaries is restructured after the Closing Date in such a manner that the Closing Date Securitization Subsidiaries that were owned directly by Borrower on the Closing Date will be subsequently owned indirectly by the Borrower, then the Administrative Agent, at the request and sole expense of the Borrower, shall execute and deliver to the Borrower all releases or other documents reasonably necessary or desirable for the release of the Liens created by this Pledge Agreement relating to such Closing Date Securitization Subsidiaries, and the Borrower will pledge to the Administrative Agent, for the benefit of the Secured Parties, prior to or concurrently with such release, all of the Equity Interests of any new directly owned Closing Date Securitization Subsidiaries created after the Closing Date pursuant to this Pledge Agreement and shall deliver to the Administrative Agent all Collateral related to such newly created directly owned Closing Date Securitization Subsidiaries pursuant to the terms hereof.

          14. Reinstatement. This Pledge Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Credit Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Credit Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

          15. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Subsidiary Pledgor shall be addressed to such Subsidiary Pledgor at the notice address set forth under its signature below.

          16. Counterparts. This Pledge Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Pledge Agreement signed by all the parties hereto shall be lodged with the Administrative Agent and the Borrower.

          17. Severability. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          18. Integration. This Pledge Agreement and the other Credit Documents represent the agreement of each Pledgor and the Administrative Agent and the Secured Parties with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Secured Party relative to the subject matter hereof not reflected herein or therein. 19. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Pledgor and the Administrative Agent in accordance with Section 13.1 of the Credit Agreement.

          (b) Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 19(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or any Secured Party would otherwise have on any future occasion.

          (c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          20. Section Headings. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          21. Successors and Assigns. This Pledge Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their successors and assigns, except that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Administrative Agent.

          22. WAIVER OF JURY TRIAL. EACH PLEDGOR HEREBY AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT, ANY OTHER CREDIT DOCUMENT OR ANY LETTER OF CREDIT AND FOR ANY COUNTERCLAIM THEREIN.

          23. Submission to Jurisdiction; Waivers. Each Pledgor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement, any other Credit Document or any Letter of Credit, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor at its address referred to in Section 15 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 23 any special, exemplary, punitive or consequential damages.

          24. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          25. Charge Over Shares. The parties hereby confirm and agree that the rights and remedies of the Administrative Agent, and the obligations of the Borrower, set forth in the Charge Over Shares dated the date hereof (the "Charge") between the Borrower and the Administrative Agent, shall be in addition to, and not in any way in limitation of, the rights and remedies of the Administrative

Agent, or the obligations of the Borrower, under this Agreement. For purposes of the definition of the term "Pledge Agreement" in the Credit Agreement and for purposes of all references to the Pledge Agreement therein the Credit Agreement or the other Credit Documents, the Charge shall be deemed to be a part of this Agreement.

          26. IRBs. In the event (a) any of the industrial development refunding revenue bonds (the "IRBs") identified on Schedule 10.1 to the Credit Agreement are (i) purchased pursuant to section 301(a) of the related indenture or, in the case of a conversion of the interest rate on such IRBs from a seven-day rate to a 30-day rate or vice versa, pursuant to section 302(a) of the related indenture and (ii) not remarketed on the date of the delivery thereof by the holders of such IRBs and (b) a drawing with respect to such purchases is made under any Letter of Credit issued for the benefit of such IRBs, such IRBs shall be, at the time of such drawing, pledged hereunder to the Administrative Agent for the ratable benefit of the Secured Parties in the same manner as the Pledged Debt is pledged hereunder. Such pledge of the IRBs shall be made pursuant to a supplement to this Pledge Agreement containing customary terms and otherwise reasonably acceptable to the Administrative Agent and the Borrower.

          27. Additional Pledgors. Pursuant to Section 9.12 of the Credit Agreement, (a) any Domestic Subsidiary (other than any Unrestricted Subsidiary, Acquisition Subsidiary, Real Estate Financing Entity or, to the extent permitted pursuant to Sections 10.1(j) or 10.1(k) of the Credit Agreement, any Restricted Subsidiary or any acquired Person (as defined in Section 10.1(k) of the Credit Agreement)) formed or otherwise purchased or acquired after the date of this Pledge Agreement and (b) any Subsidiary that is not a Domestic Subsidiary on the date of this Pledge Agreement but subsequently becomes a Domestic Subsidiary (other than any Unrestricted Subsidiary, Acquisition Subsidiary or Real Estate Financing Entity) is required, in each case promptly after such formation, purchase, acquisition or transformation, (i) to execute a supplement to this Pledge Agreement, substantially in the form of Annex B hereto, in order to become a Subsidiary Pledgor and (ii) to deliver to the Administrative Agent all Collateral required to be delivered to the Administrative Agent pursuant to the terms of this Pledge Agreement, provided that no such Domestic Subsidiary need execute such a supplement to this Pledge Agreement promptly after such formation, purchase, acquisition or transformation to the extent such Domestic Subsidiary owns or holds no Collateral required to be pledged to the Administrative Agent pursuant to the terms of this Pledge Agreement, provided, further, that promptly after such time as any such Domestic Subsidiary not required to execute such a supplement to this Pledge Agreement pursuant to the immediately preceding proviso acquires any Collateral of the nature required to be delivered to the Administrative Agent pursuant to the terms of this Pledge Agreement, such Domestic Subsidiary shall comply with the provisions of clauses
(i) and (ii) above. Upon execution and delivery by the Administrative Agent and any such Subsidiary of an instrument substantially in the form of Annex B hereto, any such Subsidiary shall become a Subsidiary Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Pledgor as a party to this Pledge Agreement.

          IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                        KINDERCARE LEARNING CENTERS, INC.,


                                        By: /s/ EVA M. KRIPALANI
                                            ------------------------------------
                                            Name: Eva M. Kripalani
                                            Title: Senior Vice President
                                                   and General Counsel


                                        EACH SUBSIDIARY PLEDGOR LISTED ON
                                        ANNEX A HERETO,


                                        By: /s/ EVA M. KRIPALANI
                                            ------------------------------------
                                            Name: Eva M. Kripalani
                                            Title: Senior Vice President
                                                   and General Counsel


                                        Address for Notices for each Pledgor:

                                        650 NE Holladay, Suite 1400
                                        Portland, Oregon  97232
                                        Attention: Eva Kripalani, Esq.
                                        Fax:  (503) 872-1391

                                        With a copy to:

                                        KINDERCARE LEARNING CENTERS, INC.
                                        In care of Kohlberg Kravis Roberts
                                          & Co., L.P.
                                        9 West 57th Street
                                        New York, NY  10019
                                        Attention:  Scott Nuttall
                                        Fax:  212-750-0003

                                        Signature Page to KinderCare Pledge
                                        Agreement


                                       CITICORP NORTH AMERICA, INC., as
                                       Administrative Agent,



                                       By: /s/ EDWARD T. CROOK
                                           -------------------------------------
                                           Name: Edward T. Crook
                                           Title: Managing Director & VP

                                                                         ANNEX A
                                                         TO THE PLEDGE AGREEMENT


                               SUBSIDIARY PLEDGORS

KinderCare Real Estate, LLC
KC Development, LLC
KC Distance Learning, Inc.
Mini-Skools, Inc.
Mulberry Child Care Centers, Inc.

                                                                      SCHEDULE 1
                                                         TO THE PLEDGE AGREEMENT

                                  PLEDGED STOCK


                                                                                        Percentage
                                                                                        of Issued
                                                                                        and                  Certificate
Pledgor/                                      Class of Stock       Number of            Outstanding          Number
Record and Beneficial                         or other Equity      Shares/Units         Interests of         (if
Owner                    Issuer               Interest             (if applicable)      such Class           applicable)
-------------------      ---------------      ---------------      ---------------      ---------------      ---------------
KinderCare Learning      KinderCare Real      LLC Membership       100                  100%                 001
Centers, Inc.            Estate, LLC          Interest

KinderCare Learning      KC Development,      LLC Membership       100                  100%                 001
Centers, Inc.            LLC                  Interest

KinderCare Learning      KC Distance          Common stock         1,000,000/$.0001     100%                   3
Centers, Inc.            Learning, Inc.       par value

KinderCare Learning      Mulberry Child       Common stock        100/$.01 par          100%                   1
Centers, Inc.            Care Centers,        value
                         Inc.

KinderCare Learning      KC Opco, LLC         LLC Membership      100                   100%                 001
Centers, Inc.                                 Interest

KinderCare Learning      KC Propco,           LLC Membership      100                   100%                 001
Centers, Inc.            LLC                  Interest

KinderCare Learning      KinderCare           Ordinary stock      32,500/1 pound
Centers, Inc.            Learning                                 par value              65.00%                5
                         Centres
                         Limited

KinderCare Learning      Mini-Skools,         Common shares       650/$.01 par           65.00%                4
Centers, Inc.            Limited                                  value

KinderCare Learning      Mini-Skools,         Preference          18,115/$.01            65.00%              P-4
Centers, Inc.            Limited              shares              par value

                                                                         ANNEX B
                                                         TO THE PLEDGE AGREEMENT


          SUPPLEMENT NO. [ ] dated as of [ ], to the Pledge Agreement dated as of July 1, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), among KINDERCARE LEARNING CENTERS, INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower listed on Annex A thereto (the Borrower and such Subsidiaries are referred to collectively as the "Pledgors") and CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") from time to time parties to the Credit Agreement dated as of July 1, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, Citibank, N.A., as Letter of Credit Issuer, the Administrative Agent, Credit Suisse First Boston, acting through its Cayman Islands Branch, as Syndication Agent, and UBS AG, Cayman Islands Branch, as Documentation Agent.

          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

          B. The Pledgors have entered into the Pledge Agreement in order to induce the Agents, the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Lenders or affiliates of Lenders to enter into Hedge Agreements with the Borrower. Pursuant to Section 9.12 of the Credit Agreement, (a) any Domestic Subsidiary (other than any Unrestricted Subsidiary, Acquisition Subsidiary, Real Estate Financing Entity or, to the extent permitted pursuant to Sections 10.1(j) or 10.1(k) of the Credit Agreement, any Restricted Subsidiary or any acquired Person (as defined in Section 10.1(k) of the Credit Agreement)) formed or otherwise purchased or acquired after the date of the Pledge Agreement and (b) any Subsidiary that is not a Domestic Subsidiary on the date of the Pledge Agreement but subsequently becomes a Domestic Subsidiary (other than any Unrestricted Subsidiary, Acquisition Subsidiary or Real Estate Financing Entity) is required, in each case promptly after such formation, purchase, acquisition or transformation, (i) to execute a supplement to the Pledge Agreement, substantially in the form of Annex B thereto, in order to become a Subsidiary Pledgor and (ii) to deliver to the Administrative Agent all Collateral required to be delivered to the Administrative Agent pursuant to the terms of the Pledge Agreement, provided that no such Domestic Subsidiary need execute such a supplement to the Pledge Agreement promptly after such formation, purchase, acquisition or transformation to the extent such Domestic Subsidiary owns or holds no Collateral required to be pledged to the Administrative Agent pursuant to the terms of the Pledge Agreement, provided, further, that promptly after such time as any such Domestic Subsidiary not required to execute such a supplement to the Pledge Agreement pursuant to the immediately preceding proviso acquires any Collateral of the nature required to be delivered to the Administrative Agent pursuant to the terms of the Pledge Agreement, such Domestic Subsidiary shall comply with the provisions of clauses (i) and (ii) above. Section 27 of the Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each, a "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders and the Letter of Credit Issuer to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.

          Accordingly, the Administrative Agent and the New Pledgors agree as follows:

          1. In accordance with Section 27 of the Pledge Agreement, each New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and each New Pledgor hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Pledgor, as security for the payment and performance, as the case may be, in full of the Obligations, hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest in, to and under the Collateral of such New Pledgor. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgors. The Pledge Agreement is hereby incorporated herein by reference.

          2. Each New Pledgor represents and warrants to the Administrative Agent and the other Secured Parties that (a) this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and subject to general principles of equity and (b) Schedule 1 hereto (i) correctly represents as of the date hereof (A) the issuer, the certificate number, if any, the Pledgor and recorded and beneficial owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Pledged Stock pledged pursuant to this Supplement and (B) the issuer, the initial principal amount, the Pledgor and holder, date of and maturity date of all Pledged Debt pledged pursuant to this Supplement and (ii) includes all Equity Interests, debt securities and promissory notes required to be pledged by the New Pledgors hereunder. Schedule 1 to the Pledge Agreement is hereby supplemented by Schedule 1 hereto.

          3. This Supplement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Supplement shall become effective as to each New Pledgor when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Pledgor and the Administrative Agent.

          4. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

          5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          6. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 15 of the Pledge Agreement; provided that any such notice, request or demand to or upon any New Pledgor shall be addressed to such New Pledgor at the notice address set forth under its signature below.

          IN WITNESS WHEREOF, the New Pledgors and the Administrative Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

                                        [Name of New Pledgor],


                                         by:
                                             -----------------------------------
                                             Name:
                                             Title:
                                             Address:


                                         CITICORP NORTH AMERICA, INC., as
                                         Administrative Agent,


                                         by:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                   SCHEDULE I TO
                                                              SUPPLEMENT NO. [ ]
                                                         TO THE PLEDGE AGREEMENT


                     Pledged Securities of the New Pledgors
                     --------------------------------------


                                  PLEDGED STOCK

                                                                    Percentage
                                                                    of Issued
                                                                    and
Pledgor/                      Class of Stock     Number of          Outstanding     Certificate
Record and                    or other           Shares/Units       Interests of    Number
Beneficial Owner    Issuer    Equity Interest    (if applicable)    such Class      (if applicable)
----------------    ------    ---------------    ---------------    -----------     ---------------





                                  PLEDGED DEBT

Pledgor/Holder    Issuer    Initial Principal    Date of Note     Maturity Date
                            Amount
--------------    ------    -----------------    -------------    -------------